UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 2, 2005


                    American Water Star, Inc.
     (Exact name of registrant as specified in its charter)


       Nevada               000-22785            87 - 0636498

   (State or other       (Commission File       (IRS Employer
   jurisdiction of           Number)         Identification No.)
   incorporation)


       4560 SOUTH DECATUR BOULEVARD                 89103
                 SUITE 301
             LAS VEGAS, NEVADA

 (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (702) 740-7036


 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 8.01. Other Events.

     A). Registrant has received from the Trustee, on behalf of Laurus Master Fund, Ltd ("Laurus"), Notice of Trustee's Sale and Statement of Breach of Non-Performance and Notice of Election to Sell Registrant's property and fixtures at 3910 East Weir Avenue, Phoenix, Arizona 85040, which are subject to the Deed of Trust, Assignment of Rents, Security Agreement and Fixture files, executed by Laurus, as original beneficiary, and Chicago Title Insurance Company, as the original trustee. Laurus had previously delivered to Registrant a letter dated November 4, 2005 which alleged defaults by Registrant of a Forbearance Agreement dated July 22, 2005 with Laurus and gave notice therein of the acceleration of Registrant's obligations thereunder. The Forbearance Agreement provided for Laurus to forbear from taking action on defaults under certain agreements dated October 26, 2004 and the issuance by Registrant of a Secured Convertible Term
Note in the principal amount of $5,000,000 and a Secured Convertible Term Note in the principal amount of $1,286,098.61 representing the aggregate accrued interest and fees owed by Registrant to Laurus as of July 31, 2005. In connection with the Forbearance Agreement, Registrant and certain of its subsidiaries and Laurus had entered into various other agreements providing for additional security and the guaranty of Registrant of the Company's performance under the October 2004 documents, the Forbearance Agreement and the Secured Notes.

     Laurus seeks to recover from the sale:

          i. The aggregate principal of $6,286,098.61 of the two Notes, and interest, late fees and miscellaneous fees aggregating $422,746.14 as of November 15, 2005;

          ii.  Late charges and/or default interest due on the above;

          iii. Payments made by Laurus for the protection of its securities; and

          iv.  Interest on the above.

     The Notice states that the auction sale is to occur on March 2, 2006 at the offices of Craig G. Williams, Esq., Trustee, Snell &
Wilmer, L.P., One Arizona Center, 400 East Van Buren, Phoenix,
Arizona 85004-2202.

     B). Pursuant to his letter dated December 5, 2005 and supplemented on December 7, 2005, Dr. Mark L. DeBruin resigned as a Director of the Registrant. Dr. DeBruin had been the independent director on the Audit Committee, the Compensation Committee and the Nominating and Compensation Committee. The resignation did not result from any disagreement with the Registrant.

Item 9.01.  Financial Statements and Exhibits.

     Exhibits

     10.1  Copy of Notice of Trustee's Sale

     10.2  Copy of Statement of Breach or Non-Performance and
           Notice of Election to Sell

     10.3  Letters of resignation by Dr. Mark L. DeBruin.


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated: December 28, 2005


                                   AMERICAN WATER STAR, INC.


                                   By: /s/Roger Mohlman
                                   Name:  Roger Mohlman
                                   Title: President and
                                          Chief Executive
                                          Officer